EXHIBIT 99.2
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                          NOTICE OF GUARANTEED DELIVERY

                                Offer to Exchange
                            11% Senior Notes due 2009
           that have been registered under the Securities Act of 1933 for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) Certificates for the 11% Senior Notes due 2009 (the "Original Notes") of Sbarro, Inc., a New York corporation (the "Company"), being tendered are not immediately available, or (2) time will not permit the Original Notes, the Letter of Transmittal or any other required documents to be delivered to Firstar Bank, N.A. (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the expiration date referred to in the Prospectus defined below or (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or by facsimile transmission, to the Exchange Agent at the address set forth below. See "The Exchange Offer -- Procedures for Tendering the Original Notes" in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:

                               FIRSTAR BANK, N.A.

         By Hand, Overnight Courier or                 Facsimile Transmission
         Registered or Certified Mail:             (Eligible Institutions Only):
              Firstar Bank, N.A.                           (651) 229-6415
          Corporate Trust Department
       101 East Fifth Street, 12th Floor              To Confirm by Telephone
           St. Paul, Minnesota 55101                  or for Information Call:
             Attn: Frank P. Leslie                         (651) 229-2600

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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Sbarro, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _________, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Original Notes."

__________________________________________           ______________________________________
Aggregate principal                                  Please print the following information:
amount tendered*:  $_____________________
                                                     ______________________________________
Certificate No(s).
of Original Notes                                    ______________________________________
(if available): _________________________               (Name(s) of Registered Holder(s))

                                                     ______________________________________
Aggregate principal
amount represented by the                            ______________________________________
Original Notes Certificate(s):                                      (Address)
$________________
                                                     ______________________________________
*  Must be in integral multiples of $1,000.
                                                     ______________________________________
 IF THE ORIGINAL NOTES WILL BE TENDERED BY                    (City, State and Zip)
 BOOK-ENTRY TRANSFER, PLEASE PROVIDE THE
 FOLLOWING INFORMATION:                              ______________________________________
                                                      (Area Code and Telephone Number)

DTC Account Number:  __________________


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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE

x_____________________________________   _____________________________________

x_____________________________________   _____________________________________
     (Signature(s) of Owner(s) or                             (Date)
         Authorized Signatory)

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                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

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


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or, instead, Agent's Message) and any other required documents within three New York Stock Exchange trading days after the date of the execution of this Notice of Guaranteed Delivery.

-------------------------------------    ---------------------------------------
             Name of Firm                       Authorized Signature

-------------------------------------    ---------------------------------------
               Address                                  Title

-------------------------------------    ---------------------------------------
              Zip Code                          Type or Print Name

-------------------------------------    ---------------------------------------
     Area Code and Telephone Number                        Date

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH THE LETTER OF TRANSMITTAL.

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